U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: April 7, 2006


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


  British Columbia, Canada              000-50367                98-0359306
________________________________________________________________________________
(State or other jurisdiction      (Commission file no.)         (IRS Employer
      of Incorporation)                                      Identification No.)


                              1307 Venables Street
                  Vancouver, British Columbia, Canada, V5L 2G1
                  ____________________________________________
                    (Address of Principal Executive Offices)


                             Hemptown Clothing Inc.
          ____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective March 21, 2006, Hemptown Clothing Inc., a corporation organized under the laws of the Province of British Columbia, Canada (the "Company"), filed an amendment to its Notice of Articles of Hemptown Clothing Inc. with the Registrar of Companies for the Province of British Columbia. The amendment changed the corporate name of the Company to "Naturally Advanced Technologies, Inc.". The Company's Board of Directors authorized the filing of the amendment to effectuate the name change on February 22, 2006. The change of corporate name was previously disclosed in the Company's Annual Report on Form 10-KSB for fiscal year ended December 31, 2005 filed with the Securities and Exchange.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

    Exhibit 3.01 - Naturally Advanced Technologies, Inc. Notice of Articles
                   Effective March 31, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NATURALLY ADVANCED
                                             TECHNOLOGIES, INC.



Date: April 7, 2006                          By: /s/ JERRY KROLL
                                                 ___________________________
                                                     Jerry Kroll
                                                     Chief Executive Officer